Exhibit 99.2
4Q 2023 Investor Presentation

Disclosure This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: the interest rate policies of the Board of Governors of the Federal Reserve System; inflation; an unexpected deterioration in our loan or securities portfolios; changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; further deterioration in the financial condition or stock prices of financial institutions generally; unexpected increases in our expenses; different than anticipated growth and our ability to manage our growth; the lingering effects of the COVID-19 pandemic on our business and results of operation; unanticipated regulatory action or changes in regulations; potential recessionary conditions; unanticipated volatility in deposits; unexpected increases in credit losses or in the level of delinquent, nonperforming, classified and criticized loans; our ability to absorb the amount of actual losses inherent in our existing loan portfolio; an unanticipated loss of key personnel or existing customers; competition from other institutions resulting in unanticipated changes in our loan or deposit rates; an unexpected adverse financial, regulatory or bankruptcy event experienced by our non-bank financial service partners; unanticipated increases in FDIC costs; changes in regulations, legislation or tax or accounting rules, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury; impacts related to or resulting from recent bank failures; an unexpected failure to successfully manage our credit risk and the sufficiency of our allowance, the credit and other risks from borrower and depositor concentrations (by geographic area and by industry); the current or anticipated impact of military conflict, terrorism or other geopolitical events; the costs, including possibly incurring fines, penalties or other negative effects (including reputational harm), of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions; a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks; the failure to maintain current technologies, or to implement new technologies; the failure to maintain effective internal controls over financial reporting; the failure to retain or attract employees; and unanticipated adverse changes in our customers’ economic conditions or general economic conditions, as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Forward-looking statements speak only as of the date of this presentation. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law. 1

Proven Growth-Oriented Business Model with Strong Risk Management, Poised to Deliver Significant Shareholder Value 1. Safe & Sound 2. Customer Centric 3. Innovative 4. High Performing • Strong, liquid balance sheet • Significant capital buffer • Diversified deposit base • Proven operators • Conservative credit culture • Priority on client execution • Relationship-oriented commercial lending • High touch service • Diversified banking product suite • History of innovation • Leading payment remittance & settlement business • Global Payments Group ("GPG") focused on relationships with larger, reputable non-bank financial service companies with high compliance standards • Comprehensive, flexible tech stack • Consistent EPS growth • Exceptional margin management • Balanced revenue mix • Sustainable positive operating leverage • Strong, consistent organic capital generation 2

31.6% 32.0% 3Q 2023 4Q 2023 $5.3 $5.5 $5.7 4Q 2022 3Q 2023 4Q 2023 11.8% 11.5% 3Q 2023 4Q 2023 Highly Liquid and Resilient Balance Sheet 73% Insured deposits Deposit Growth | ($ bn) CET1 Ratio1 Non-interest bearing Deposit % Deposit Profile at December 31, 2023 Scaling deposits in rising rate environment 196% Uninsured Deposit Coverage Ratio3 BBB+ Kroll Deposit Rating 3 1 Safe & Sound $4.8 $5.3 $5.6 4Q 2022 3Q 2023 4Q 2023 Loan Growth | ($ bn) 1 Common Equity Tier 1 Capital Ratio 2 Source: S&P Global Market Intelligence. Peers represent public banks with asset size between $5-$50 billion at September 30, 2023. 3 Cash and available secured borrowing capacity divided by uninsured deposits.

Relationship Banking with Strong Client Execution • Our Business Bankers have deep knowledge and expertise across multiple industries (e.g. law firms, resident healthcare, real estate property management, U.S. Trustee and Municipalities). • Full suite of retail financial service products targeting small, middle-market commercial businesses. • Commercial Lending group offers an array of commercial and industrial lending products providing our clients with custom lending solutions. • Commercial Real Estate ("CRE") Lending group has proven track record of successfully navigating today's complex real estate market. White-glove concierge service and a full suite of digital banking services allowing clients to easily manage their everyday banking needs. The Global Payments business provides services to non-bank financial service companies, serving as an issuing bank for 3rd party debit card programs, while providing other financial infrastructure, including cash settlement and custodian deposit services. • Helping clients build and sustain generational wealth since 1999. • To offer a full range of banking and innovative financial servicesto businesses and individuals embracing an ever-evolving digital banking era. • Enhance our position as a leader in the settlement of global digital payments bringing people around the world closer together. • Be the critical financial infrastructure for select clients to access our global payments settlement platform. Our Mission 4 2 Customer Centric 1 Loans, net of deferred fees and costs.

Innovative Payment Solutions Platform Providing Critical Financial Infrastructure GPG is an established leader in providing global payments infrastructure to non-bank financial services companies Payroll E-Wallet Payments / Cash Settlement Debit Cards Prepaid Cards Deposit Custody Cross Border Money Remittance Merchant Acquiring Global Payments Group Product Suite Fee and deposit-based business model built for scale • Business to business to customers ("B2B2C") model with low client acquisition costs to MCB • Payment settlement with transaction fee income • Custodian of low-cost deposits Supported by: • Robust technology infrastructure enabling clients to process electronic payments easily • Strong risk management program designed to ensure regulatory compliance Innovative 5 3

$2.34 $3.06 $3.56 $4.66 $6.45 $5.29 $6.91 2017 2018 2019 2020 2021 2022³ ĩ Track Record of Strong Operating Performance 1 Non-GAAP financial measure. See reconciliation to GAAP measure on slide 23. 2 CAGR from December 31, 2017 through December 31, 2023. 3 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 4 Includes a $5.5 million reversal of the regulatory settlement reserve recorded in in the fourth quarter of 2022. 5 MCB closing stock price on January 16, 2024, of $48.24. Strong Book Value Growth Since IPO Tangible Book Value per Share1 Strong Operating Results YTD 2023 Consistent EPS Growth Diluted EPS $27.04 $30.34 $34.15 $39.25 $50.11 $51.70 $58.69 2017 2018 2019 2020 2021 2022 2023 6 4 High Performing 52.5% Efficiency Ratio4 0.0% Avg. Last 5 Year Net Charge-offs % / Average Loans 3.5% Net Interest Margin 1.2% Return on Average Assets4 1.8% Pre-Provision Net Revenue / Average Assets4 12.6% Return on Average Tangible Common Equity1, 4 82.2% Price / Tangible Book Value5 6.98 Price / EPS5 Valuation Metrics

Well Managed Net Interest Margin 1 Represents effective average daily Fed Funds rate. 2 Represents full-year NIM. Net Interest Margin Analysis 1.00% 1.83% 2.16% 0.36% 0.08% 1.68% 5.03% 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.49% 2017 2018 2019 2020 2021 2022 2023 Average Fed Funds Rate¹ MCB Net Interest Margin ("NIM")² Estimated Sensitivity of Annual Net Interest Income at December 31, 2023 Fixed vs. Floating Rate Loans at December 31,2023 for loans due after one year Fixed 72% Floating 4.73% 28% 2.42% -3.01% -6.42% -200 bps -100 bps +100 bps +200 bps Approximately 84% of floating rate loans have floors – Weighted average floor of 5.78% 7 High Performing 4

Commercial Bank 8

Loan Portfolio Growth and Diversification 1 Gross of deferred fees and unamortized costs. 2 Certain prior period amounts adjusted to conform to current presentation. 3 Excludes owner-occupied. * Includes consumer and 1-4 family loans. ** Includes commercial real estate, multifamily and construction loans. $5.6 billion Gross Loan Portfolio1, 2 at December 31, 2023 | $ millions Diversified Loan Portfolio at December 31, 2023 27% 9% 7% 6% 7% 25% 19% CRE: Skilled Nursing Facility ("SNF") CRE: Multifamily CRE:Office CRE: Mixed Use CRE: Hospitality CRE: Other C&I Consumer & 1-4 Family $2,388 $2,504 $2,528 $2,644 $2,815 $2,840 $1,296 $1,362 $1,319 $1,494 $1,509 $1,684 $869 $909 $936 $955 $977 $1,051 $76 $78 $82 $72 $69 $67 $4,629 $4,853 $4,865 $5,165 $5,370 $5,642 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Consumer & 1-4 Family C&I CRE: Owner Occupied CRE: Non Owner Occupied** 9 Average 4Q Yield: 7.01% CRE/RBC ratio3 : 368%

Relationship-Based Commercial Real Estate Lending Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well-diversified across multiple property types Key Metrics • Weighted average LTV of 61% • Multifamily loans – 34% rent regulated, with an average LTV of 45% Composition by Type at December 31, 2023 Composition by Region at December 31, 2023 19% 15% 13% 9% 8% 7% 4% 5% 20% 19% Manhattan 15% Brooklyn 13% Florida 9% Queens 8% Bronx 7% New Jersey 4% Other NY 5% Long Island 20% Other States Majority of loans are originated through direct relationships or referrals from existing clients. 33% 11% 8% 8% 7% 8% 5% 4% 16% 33% Skilled Nursing Facilities 11% Multifamily 8% Office 8% Mixed Use 7% Retail 8% Hospitality 5% Land 4% Warehouse 16% Other CRE Total CRE loans: $4,516mm1 Owner Occupied: 37% 1 Net of deferred fees and unamortized costs. 10

Commercial & Industrial Growth Driven by Expertise in Specific Lending Verticals Target Market • Middle market businesses with revenues up to $400 million • Well-diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks C&I Composition at December 31, 2023 25% 20% 12% 12% 7% 5% 4% 15% 25% Finance & Insurance 20% Skilled Nursing Facilities 12% Individuals 12% Other Healthcare 7% Services 5% Wholesale Trade 4% Manufacturing 15% Other 1 Certain prior period amounts adjusted to conform to current presentation. 11 C&I Portfolio1 at December 31, 2023 | $ millions $236 $229 $234 $233 $241 $260 $111 $119 $138 $169 $181 $206 $148 $176 $150 $131 $138 $137 $116 $100 $117 $113 $118 $128 $55 $58 $66 $74 $72 $77 $56 $49 $55 $58 $61 $56 $27 $53 $52 $51 $47 $45 $120 $125 $124 $126 $119 $142 $869 $909 $936 $955 $977 $1,051 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Other Manufacturing Wholesale Services Other Healthcare Individuals Skilled Nursing Facilities Finance & Insurance

Well-Developed, Sector Diversified CRE and C&I Healthcare Portfolio

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999

MCB LISTED NYSE

- Active in Healthcare lending since 2002.
- No realized losses since 2002.
- CRE – Skilled Nursing Facilities ("SNF") – Average LTV of 71%.
- Highly selective regarding the quality of Skilled Nursing Operators that we finance.
- Borrowers are very experienced operators that typically have in excess of 1,000 beds under management and strong cash flows, many further supported by vertically integrated related businesses.
- Loans are made primarily in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- Stabilized SNF – 62% of CRE SNF portfolio. Stabilized facilities provide cash flows adequate to support debt service and collateral value. Borrowers' primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.01x.
- Non-stabilized SNF – are value-add opportunities that may have underlying issues or challenges that can be addressed and improved upon. By implementing operational and management changes, enhancing the quality of care, improving the payor mix, and optimizing efficiency, experienced operators can increase the facility's value and profitability. Operators that have a strong market share in the region can negotiate higher reimbursement rates by working with payers, such as Medicare and Medicaid, to negotiate higher reimbursement rates for the services provided by the SNF.

Healthcare Portfolio at December 31, 2023



C&I Other
$128 mm
C&I SNF
$206 mm
CRE SNF
$1,506 mm
CRE SNF - $1,506 mm
C&I SNF - $206 mm
C&I Other Healthcare - $128 mm

Total Healthcare loans: $1,839mm

C&I Healthcare Composition at December 31, 2023



3%
4%
11%
18%
62%
62% SNF
18% Ambulatory Health Care Services
11% Medical Labs
4% Misc. Health Practitioners
3% Doctor Office
2% Ambulance Services

Total C&I Healthcare loans: $334mm

12

Well-Developed, Geographically Diversified Skilled Nursing Facility Portfolio CRE Skilled Nursing Facility Exposure by State at December 31, 2023 C&I Skilled Nursing Facility Exposure by State at December 31, 2023 29% 28% 10% 5% 9% 19% 29% New York 28% Florida 10% New Jersey 5% Virginia 9% Indiana 19% Other States 25% 23% 18% 13% 5% 16% 25% New York 23% Florida 18% New Jersey 13% Arizona 5% Pennsylvania 16% Other 13 Total CRE SNF loans: $1,506mm Total C&I SNF loans: $206mm

Well-Structured, Geographically Diversified CRE Office Portfolio Office by Region at December 31, 2023 36% 6% 15% 31% 10% 36% Manhattan 15% Brooklyn 6% Queens 2% Bronx 31% New York Metropolitan Area (outside NYC) 10% Non New York Metropolitan Area Office Overview at December 31, 2023 • Well structured with conservative weighted average LTV of 53% • Average occupancy rate of 78%* • Average debt service coverage ratio of 1.54x* • Total exposure originated since March 2022 is 61% • Manhattan exposure originated since March 2022 is 99% • Owner-occupied represents 13.2% • Varying levels of recourse on approximately 55% of loans 14 * Excluding owner-occupied office properties. Total Office loans: $379 mm Occupancy by Region at December 31, 2023 70% 85% 61% 42% 89% 82% Non NY Metro Area NY Metro Area (outside NYC) Bronx Queens Brooklyn Manhattan

$1,254 $1,226 $1,475 $1,539 $1,684 $1,667 $894 $869 $995 $1,125 $1,129 $1,181 $941 $840 $850 $839 $882 $400 $890 $598 $455 $502 $515 $655 $707 $747 $699 $731 $785 $781 $774 $495 $353 $332 $338 $325 $9 $26 $163 $189 $238 $4,970 $4,784 $4,853 $5,231 $5,522 $5,737 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 EB-5, Title & Escrow, & Charter Schools Bankruptcy Trustees GPG Municipal Property Managers Retail Deposits with Loan Customers Retail Deposits 32% 66% 2% 32% Non-interest-bearing demand deposits 66% Money market & savings account 2% Time deposits 4Q Cost of total deposits: 2.98% Deposit Composition 1 Commonly referred to as the "crypto related business," which the Company exited in 2023. * Certain prior period amounts adjusted to conform to current presentation. Deposit Verticals Composition Over Time | $ millions* Total Deposits | $ millions 4,970 4,784 4,853 5,231 5,522 5,737 $762 $494 $278 $58 $5,732 $5,278 $5,131 $5,289 $5,522 $5,737 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Digital Currency Businesses¹ Deposit Verticals Deposits Composition at December 31, 2023 15

Global Payments Group 16

About Global Payments Group • Domestic and international digital payments settlements • Gateway to payment networks – Wire, ACH, Visa, Mastercard, Remittance • Custodian of deposits on behalf of clients and their customers • Contributed $781 million of deposits at December 31, 2023. • Sponsorship for select clients as an extension of MCB’s expertise and legal authority, e.g., money transmitter, issuing bank, and acquiring bank activities $4,628 $5,358 $7,331 $8,823 $10,006 $15,872 $12 $285 $1,133 $7,622 $9,335 $3,133 $4,640 $5,643 $8,464 $16,445 $19,341 $19,005 2018 2019 2020 2021 2022 2023 Digital Currency Businesses¹ Non-bank financial service companies** GPG Revenue | $ thousands 1 Commonly referred to as the "crypto related business," which the Company exited in 2023. * CAGR from December 31, 2018 through December 31,2023, excluding digital currency business. ** Does not include digital currency businesses. 38.60 42.30 51.08 53.31 63.80 81.96 3.46 39.23 43.94 15.49 38.60 42.30 54.54 92.54 107.74 97.45 2018 2019 2020 2021 2022 2023 Digital Currency Businesses¹ Non-bank financial service companies** GPG Transactions | Count in millions 17

Selected Financial Information 18

Proven High Growth Business Model Loans1 | $ millions $1,404 $1,661 $2,791 $3,830 $6,436 $5,278 $5,737 2017 2018 2019 2020 2021 2022 2023 Deposits | $ millions $63 $83 $108 $142 $181 $256 $251 2017 2018 2019 2020 2021 2022 2023 Revenue | $ millions $12 $26 $30 $39 $60 $59 $77 2017 2018 2019 2020 2021 2022³ ĩ Net Income | $ millions 1 Loans, net of deferred fees and costs. 2 CAGR from December 31, 2017 through 2023. 3 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 4 Year to date and includes a $5.5 million reversal of the regulatory settlement reserve recorded in the fourth quarter of 2022. $1,421 $1,867 $2,678 $3,137 $3,732 $4,841 $5,625 2017 2018 2019 2020 2021 2022 2023 19

Highly Profitable, Scalable Model This represents the percentage of total non-interest income (less any gains on sale of securities) as compared to total revenue. 1 Non-GAAP financial measures. See reconciliation on slide 23. 2 Total non-interest expense divided by Total revenues. 3 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 4 Includes a $5.5 million reversal of the regulatory settlement reserve recorded in the fourth quarter of 2022. 17.8% 14.7% 9.8% 9.7% 12.8% 10.4% 11.1% 2017 2018 2019 2020 2021 2022 2023 Non-Interest Income ratio1, Efficiency ratio2 10.5% 10.8% 11.3% 12.9% 15.2% 10.4% 12.6% 2017 2018 2019 2020 2021 2022³ ĩ ROATCE1 52.1% 52.1% 55.4% 52.5% 48.3% 58.2% 52.5% 2017 2018 2019 2020 2021 2022³ 2023 Net Interest Margin 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.49% 2017 2018 2019 2020 2021 2022 2023 20

Credit Metrics NCOs/Average Loans Non-Performing Loans/Loans ACL/Loans Non-Performing Loans/ACL 0.32% -0.06% -0.13% 0.01% 0.13% 0.00% 0.02% 2017 2018 2019 2020 2021 2022 2023 1.05% 1.02% 0.98% 1.13% 0.93% 0.93% 1.03% 2017 2018 2019 2020 2021 2022 2023* 0.24% 0.02% 0.17% 0.20% 0.28% 0.00% 0.92% 2017 2018 2019 2020 2021 2022 2023 22.8% 1.5% 17.1% 18.0% 29.6% 0.0% 89.5% 2017 2018 2019 2020 2021 2022 2023* 21 * Includes $2.3 million increase in ACL due to impact of CECL adoption on January 1, 2023.

Capital ratios* Common Equity Tier 1 Capital Ratio 15.3% 13.2% 10.1% 10.1% 14.1% 12.1% 11.5% 2017 2018 2019 2020 2021 2022¹ 2023² Minimum to be "Well Capitalized" * These capital ratios are for Metropolitan Bank Holding Corp. 1 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 2 Includes a $5.5 million reversal of the regulatory settlement reserve recorded in the fourth quarter of 2022. 3 Non-GAAP financial measure. See reconciliation to GAAP measure on slide 23. Tier 1 Leverage Ratio 13.7% 13.7% 9.4% 8.5% 8.5% 10.2% 10.6% 2017 2018 2019 2020 2021 2022¹ 2023² Minimum to be "Well Capitalized" 19.9% 16.9% 12.5% 12.7% 16.1% 13.4% 12.8% 2017 2018 2019 2020 2021 2022¹ 2023² Minimum to be "Well Capitalized" Total Risk-Based Capital Ratio TCE / TA3 12.7% 11.5% 8.5% 7.5% 7.7% 9.0% 9.2% 2017 2018 2019 2020 2021 2022¹ 2023² 22

Reconciliation of GAAP to Non-GAAP Measures

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999

MCB LISTED NYSE

In addition to the results presented in accordance with Generally Accepted Accounting Principles ("GAAP"), this earnings presentation includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company's operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings presentation to the comparable GAAP measures are provided in the accompanying tables.

		For Year Ending						
$ thousands, except per share data	**Q4 2023**	**2023**	**2022**	**2021**	**2020**	**2019**	**2018**	**2017**
Average assets	$ 6,861,335	$ 6,506,614	$ 6,621,631	$ 5,724,230	$ 3,863,013	$ 2,846,959	$ 1,951,982	$ 1,524,202
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible assets	$ 6,851,602	$ 6,496,881	$ 6,611,898	$ 5,714,497	$ 3,853,280	$ 2,837,226	$ 1,942,249	$ 1,514,469
Average equity	$ 643,257	$ 621,006	$ 578,787	$ 413,212	$ 320,617	$ 282,604	$ 251,030	$ 133,462
Less: Average preferred equity	-	-	-	4,585	5,502	5,502	5,502	5,502
Average common equity	643,257	621,006	578,787	408,627	315,115	277,102	245,528	127,960
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible common equity	$ 633,524	$ 611,273	$ 569,054	$ 398,894	$ 305,382	$ 267,369	$ 235,795	$ 118,227
Total assets	$ 7,067,672	$ 7,067,672	$ 6,267,337	$ 7,116,358	$ 4,330,821	$ 3,357,572	$ 2,182,644	$ 1,759,855
Less: intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Tangible assets	$ 7,057,939	$ 7,057,939	$ 6,257,604	$ 7,106,625	$ 4,321,088	$ 3,347,839	$ 2,172,911	$ 1,750,122
Total Equity	$ 659,021	$ 659,021	$ 575,897	$ 556,989	$ 340,787	$ 299,124	$ 264,517	$ 236,884
Less: preferred equity	-	-	-	-	5,502	5,502	5,502	5,502
Common Equity	659,021	659,021	575,897	556,989	335,285	293,622	259,015	231,382
Less: intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Tangible common equity (book value)	$ 649,288	$ 649,288	$ 566,164	$ 547,256	$ 325,552	$ 283,889	$ 249,282	$ 221,649
Common shares outstanding	11,062,729	11,062,729	10,949,965	10,920,569	8,295,272	8,312,918	8,217,274	8,196,310
Book value per share (GAAP)	$ 59.57	$ 59.57	$ 52.59	51.00	40.42	35.32	31.52	28.23
Tangible book value per share (non-GAAP)*	$ 58.69	$ 58.69	$ 51.70	50.11	39.25	34.15	30.34	27.04
Total Revenue (GAAP)	$ 63,555	$ 250,739	$ 255,751	$ 180,698	$ 141,924	$ 108,239	$ 83,177	$ 63,382
Less: Gain on sale of securities	-	-	-	609	3,286	-	(37)	-
securities (non-GAAP)	$ 63,555	$ 250,739	$ 255,751	$ 180,089	$ 138,638	$ 108,239	$ 83,214	$ 63,382
Non-Interest Income Ratio (non-GAAP)	10.32%	11.13%	10.40%	12.78%	9.67%	9.82%	14.66%	17.83%

* Tangible common equity divided by common shares outstanding at period-end.

23